-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                AMENDMENT NO. 1
                                      TO
                                   FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 4, 2003


                             SYSTEMS EVOLUTION, INC.
                       (formerly Wallace Resources, Inc.)
             (Exact name of registrant as specified in its charter)

                                      Idaho
         (State or other jurisdiction of incorporation or organization)

                                   82-0291029
                      (IRS Employer Identification Number)

                        10707 Corporate Drive, Suite 156
                              Stafford, Texas 77477
                    (Address of principal executive offices)

                           Robert C. Rhodes, President
                             Systems Evolution, Inc.
                        10707 Corporate Drive, Suite 156
                              Stafford, Texas 77477
                     (Name and address of agent for service)

                                 (281) 265-7075
          (Telephone number, including area code of agent for service)




-------------------------------------------------------------------------------



Item 4.  Changes in Registrant's Certifying Accountant

         1. i. Registrant's (Wallace Resources, Inc. with a name changed to Systems Evolution Inc., an Idaho corporation) primary accountant, Dan R. Harman, C.P.A., P.S. was dismissed by the Company on December 4, 2003

                  ii. No reports on the financial statements prepared by Dan R. Harman, C.P.A., P.S. over the past two years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principals.

                  iii. The decision to change accountants was approved by the Board on December 4, 2003.

                  iv. During the registrant's two most recent fiscal years, and the subsequent interim period through December 3, 2003 (the date of dismissal), there were no disagreements with Dan R. Harman, C.P.A., P.S. on any matter of accounting principals or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Dan R. Harman, C.P.A., P.S. would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         2.       i.       The registrant retained the services of the
                  accounting firm of Malone & Bailey, PLLC on December 4, 2003 as their principal accountant.

                  ii. During the two most recent fiscal years and the subsequent interim period through December 4, 2003 the registrant did not contact the new accountant prior to its engaging the new accountant regarding the application of accounting principals to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements.

                  iii. During the two most recent fiscal years and the subsequent interim period through December 4, 2003 the registrant did not contact the new accountant prior to its engaging the new accountant regarding any matter that was either the subject of a disagreement or a reportable event.

         3. The registrant has provided a copy of this report, on or prior to the date of filing this report with the Commission, to Dan R. Harman, C.P.A., P.S. and requested that he furnish the registrant with a letter addressed to the Commission stating his approval of or disagreement with the disclosures made herein. Such letter will be filed with the Commission upon receipt by the registrant, but not later than ten days following the filing of this report.

Item 7.  Financial Statements and Exhibits.

         Financial Statements

                  Attached.

         Exhibits

                  16 - Letter re change in certifying accountant.

Item 8.  Change in fiscal year end

         As of December 3, 2003 Systems Evolution, Inc., an Idaho corporation, changed its fiscal year end from December 31 to May 31. The Form 10-QSB for the quarter ended August 31, 2003 was due October 15, 2003 and will reflect this change.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Systems Evolution, INC.



                                          By: /s/Robert C. Rhodes
                                             ----------------------------------
                                                  Robert C. Rhodes, President


Date:  December 19, 2003

                                   EXHIBIT 16
                    Letter re change in certifying accountant
-------------------------------------------------------------------------------

                           DAN R. HARMAN, C.P.A., P.S.
                       ACCOUNTING AND BUSINESS CONSULTING
                        818 W. Riverside Ave., Suite 720
                                Spokane, WA 99201
                              Phone (509) 456-6466
                               Fax (509) 838-8209

December 17, 2003

Robert C. Rhodes, President
Systems Evolution, Inc.
10707 Corporate Drive, Suite 156
Stafford, Texas 77477

Gentlemen:

I was previously principal accountants for Wallace Resources, Inc. (name changed to Systems Evolution, Inc., an Idaho corporation), and I issued my audit report dated January 24, 2003 on the financial statements of Wallace Resources, Inc. as of December 31, 2002 and for the two years then ended.

         I have read the Form 8-K dated December 17, 2003 and I concur with the information shown therein.

         I confirm I had no disagreements with Wallace Resources, Inc., on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the two years ending December 31, 2002.

Sincerely,


Dan R. Harman, C.P.A.



                          FINANCIALS

                  SYSTEMS EVOLUTION INCORPORATED

                       FINANCIAL STATEMENTS
                               AND
                   INDEPENDENT AUDITOR'S REPORT

                      MAY 31, 2003 AND 2002



                         SYSTEMS EVOLUTION INCORPORATED
                              FINANCIAL STATEMENTS
                              May 31, 2003 and 2002



                                    CONTENTS

                                                                            Page

Independent Auditor's Report.............................................      1

Balance Sheet............................................................      2

Statements of Operations.................................................      3

Statement of Stockholders' deficit.......................................      4

Statements of Cash Flows.................................................      5

Notes to Financial Statements............................................   6-12




                          INDEPENDENT AUDITOR'S REPORT




Board of Directors and Stockholders
Systems Evolution Incorporated
Stafford, Texas

We have audited the accompanying balance sheet of Systems Evolution Incorporated as of May 31, 2003, and the related statements of operations, Stockholders' deficit, and cash flows for each of the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Systems Evolution Incorporated as of May 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Systems Evolution Incorporated will continue as a going concern. As discussed in note 2 to the financial statements, the Company has incurred significant losses the last two fiscal years and has a working capital deficiency at May 31, 2003 totaling $43,234; all of which raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in note 2. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or to the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.


MALONE & BAILEY, PLLC
Houston, Texas
July 7, 2003



                         SYSTEMS EVOLUTION INCORPORATED
                                  BALANCE SHEET
                                  MAY 31, 2003


         ASSETS
CURRENT ASSETS:
   Cash                                                                                            $        29,670
   Accounts receivable - trade, net of allowance of $51,000                                                140,422
                                                                                                   ---------------
            Total current assets                                                                           170,092

FURNITURE AND EQUIPMENT, net                                                                                55,021
                                                                                                   ---------------
            Total assets                                                                           $       225,113
                                                                                                   ===============

         LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
   Accounts payable                                                                                $        32,902
   Accrued expenses                                                                                         37,173
   Current portion, long - term debt                                                                         6,000
   Note payable                                                                                            137,251
                                                                                                   ---------------
            Total current liabilities                                                                      213,326

LONG - TERM DEBT, net of current portion                                                                    15,517
                                                                                                   ---------------
            Total liabilities                                                                              228,843

                               Commitments

STOCKHOLDERS' DEFICIT:
   Common stock, no par value, 10,000,000 shares authorized, 8,728,516
      shares issued and outstanding                                                                         60,840
   Accumulated deficit                                                                                     (28,148)
   Stockholder receivable                                                                                  (36,422)
                                                                                                   ---------------
            Total Stockholders' deficit                                                                     (3,730)
                                                                                                   ---------------

            Total liabilities and Stockholders' deficit                                            $       225,113
                                                                                                   ===============
See accompanying summary of accounting policies and notes to financial statements.

                            STATEMENTS OF OPERATIONS


                                                                                    YEARS ENDED MAY 31,
                                                                           ---------------------------------------
                                                                                 2003                  2002
                                                                           ------------------    -----------------
REVENUES                                                                   $    1,101,593        $    1,814,329

OPERATING EXPENSES:
    Payroll and related costs                                                   1,069,357             1,720,734
    General, administrative and selling                                           244,030               341,470
    Bad debt                                                                       51,000                     -
                                                                           --------------        --------------
                                                                                1,364,387             2,062,204
                                                                           --------------        --------------

LOSS FROM OPERATIONS                                                             (262,794)             (247,875)

IMPAIRMENT, available for sale securities                                         (40,025)                    -
                                                                           --------------        --------------

Loss Before Income Tax Benefit                                                   (302,819)             (247,875)

INCOME TAX BENEFIT                                                                      -                43,318
                                                                           --------------        --------------

Net Loss                                                                   $     (302,819)       $     (204,557)
                                                                           ==============        ==============


Basic and Diluted Loss Per Share:                                          $         (.04)       $          (.03)
                                                                           ==============        ===============

         Basic and Diluted Weighted Average Shares Outstanding                  7,444,063             6,600,000
                                                                           ==============        ==============

See accompanying summary of accounting policies and notes to financial statements.


                       STATEMENT OF STOCKHOLDERS' DEFICIT
                        YEARS ENDED MAY 31, 2003 AND 2002

                                                         Common Stock             Accumulated      Stockholder
                                                   Shares           Amount          Deficit         Receivable         Total
                                                --------------  ---------------  ---------------  ---------------  --------------
                                                --------------

Balances, May 31, 2001                              6,600,000   $       1,000    $     479,228    $     (32,630)   $     447,598

   Payment, stockholder receivable                          -               -                -            1,586            1,586

   Net loss                                                 -               -         (204,557)               -         (204,557)
                                                -------------   -------------    -------------    -------------    -------------

Balances, May 31, 2002                              6,600,000           1,000          274,671          (31,044)         244,627

   Sale of common stock                               128,516          39,840                -                -           39,840

   Issuance of common stock for note
receivable                                          2,000,000          20,000                -          (20,000)               -

   Payment, stockholder receivable                          -               -                -           14,622           14,622

   Net loss                                                 -               -         (302,819)               -         (302,819)
                                                -------------   -------------    -------------    -------------    -------------

Balances, May 31, 2003                              8,728,516   $      60,840    $     (28,148)   $     (36,422)   $      (3,730)
                                                =============   =============    =============    ==============   =============

See accompanying summary of accounting policies and notes to financial statements.




                            STATEMENTS OF CASH FLOWS

                                                                                      YEARS ENDED MAY 31,
                                                                              -------------------------------------
                                                                                    2003               2002
                                                                              -----------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                                   $      (302,819)   $      (204,557)
   Adjustments to reconcile net loss to net cash used in operating activities:
      Depreciation                                                                     27,973             29,456
      Loss on disposition of property and equipment                                    12,520             16,667
      Impairment, available for sale securities                                        40,025                  -
      Bad debt                                                                         51,000                  -
   Changes in assets and liabilities:
      Accounts receivable - trade                                                      88,326             21,671
      Federal income tax receivable                                                    43,318            (43,318)
      Prepaid expenses and other assets                                                     -              6,600
      Accounts payable                                                                  7,992              3,835
      Accrued expenses                                                                 24,933             (1,651)
                                                                              ---------------    ---------------
            Net cash used in operating activities                                      (6,732)          (171,297)

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of available for sale securities                                                -            (40,025)
   Purchase of property and equipment                                                       -            (67,800)
                                                                              ---------------    ---------------
            Net cash used in investing activities                                           -           (107,825)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Repayment of note payable and long-term debt                                       (47,500)                 -
   Proceeds from notes payable and long-tem debt                                            -            206,268
   Sale of common stock                                                                39,840                  -
   Stockholder receivable                                                              14,622              1,586
                                                                              ---------------    ---------------
            Net provided by financing activities                                        6,962            207,854
                                                                              ---------------    ---------------

Net Change in Cash                                                                        230            (71,268)

CASH, beginning of year                                                                29,440            100,708
                                                                              ---------------    ---------------

CASH, end of year                                                             $        29,670    $        29,440
                                                                              ===============    ===============

SUPPLEMENTAL CASH FLOW INFORMATION:
   Interest paid                                                              $        10,096    $         2,554
                                                                              ===============    ===============
   Taxes paid (refunded)                                                      $       (43,318)   $             -
                                                                              ===============    ===============


NON CASH FINANCING ACTIVITIES:
   Issuance of common stock for note receivable                               $        20,000    $             -
                                                                              ===============    ===============

See accompanying summary of accounting policies and notes to financial statements.




1.       NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Systems Evolution Incorporated ("SEI") was incorporated in Texas on November 22, 1993. SEI is an IT outsourcing and systems integration company providing services primarily in Houston, Texas. SEI's objective is to work with its customers to help improve efficiency, productivity and profitability of their operations.

        Cash and Cash Equivalents - SEI considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

        Furniture and Equipment - Property and equipment is stated at cost with depreciation calculated using the straight-line method over the estimated useful lives. When assets are retired or otherwise removed from the accounts, any resulting gain or loss is reflected in income for the period. The cost of maintenance and repairs is charged to expense as incurred, and significant renewals and improvements are capitalized.

        Marketable Securities - SEI's investments in marketable securities consist of stocks traded in the public market, all of which are classified as available for sale. Available for sale securities are recorded at fair value with unrealized holding gains and losses reported as a separate component of stockholders' deficit. If a decline in market value is determined to be other than temporary, any such gains and losses are recognized in earnings. Realized gains and losses are accounted for on the specific identification method. Purchases and sales are recorded on a trade date basis.

        As of May 31, 2003, SEI determined the decline in market value of the common stock received in 2002 was other that temporary, and recorded an impairment of $40,025 in 2003.

        Revenue Recognition - Revenues are recognized as services are provided, in accordance with customer consulting agreements.

        Allowance for Doubtful Accounts - Earnings are charged with a provision for doubtful accounts based on a current review of the collectibility of accounts. Accounts deemed uncollectible are applied against the allowance for doubtful accounts.

        Fair Value of Financial Instruments - SEI's financial instruments consist of cash and cash equivalents, receivables and debt. The carrying amount of these financial instruments approximates fair value due either to length of maturity or interest rates that approximate prevailing market rates unless otherwise disclosed in these consolidated financial statements.

        Loss Per Common Share -Diluted net loss per common share is computed by dividing the net loss applicable to common stockholders, adjusted on an "as if converted" basis, by the weighted average number of common shares outstanding plus potential dilutive securities. For the years ended May 31, 2003 and 2002, potential dilutive securities had an anti-dilutive effect and were not included in the calculation of diluted net loss per common share.

        Income Taxes - The liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using anticipated tax rates and laws that will be in effect when the differences are expected to reverse. The realizability of deferred tax assets are evaluated annually and a valuation allowance is provided if it is more likely than not that the deferred tax assets will not give rise to future benefits in SEI's tax returns.

        Stock-Based Compensation - In January 2001, SEI created the Systems Evolution Incorporated's Incentive Employee Stock Option Plan (the "Plan"). The Plan provides for grants of incentive stock options as defined in Internal Revenue Code Section 422A to any full time employee having continuous employment for a period of not less than one year. SEI has adopted the disclosure-only provisions of the Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation. Accordingly, no compensation cost for the Plan has been recognized for the stock option plan.

        The following table illustrates the effect on net income and earnings per share if SEI had applied the fair value recognition provisions of FASB Statement No. 123, Accounting for Stock-Based Compensation, to stock-based employee compensation.

                                                                                 2003            2002
                                                                             --------------  --------------
Net loss, as reported                                                        $    (302,819)  $    (204,557)
Deduct: total stock-based employee compensation      expense
determined under fair value based method                                                 -               -
                                                                             -------------   -------------
Pro forma net loss                                                           $    (302,819)  $    (204,557)
                                                                             =============   =============

Earnings per share:
Basic and diluted - as reported                                                          (.04)           (.03)
Basic and diluted - pro forma                                                            (.04)           (.03)

        The fair value of each option granted is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants in 2003 and 2002: no dividend yield and expected volatility of .001, risk-free interest rate of 4.0%, and expected lives of 5 years.

        Comprehensive Income - Comprehensive income is defined as all changes in stockholders' deficit, exclusive of transactions with owners, such as capital investments. Comprehensive income includes net income or loss, changes in certain assets and liabilities that are reported directly in equity such as translation adjustments on investments in foreign subsidiaries, and certain changes in minimum pension liabilities. SEI's comprehensive loss was equal to its net loss for all periods presented in these financial statements.

        Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.       GOING CONCERN

        The financial statements have been prepared assuming that SEI will continue as a going concern. SEI has incurred significant losses the last two fiscal years and has a working capital deficiency at May 31, 2003 totaling $43,234; all of which raise substantial doubt about SEI's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or to the amounts and classification of liabilities that might be necessary should SEI be unable to continue as a going concern

        The continued support of SEI's lenders and stockholders' is required in order for SEI to continue as a going concern. Management's plans to support and grow SEI's operations include increasing marketing and sales efforts and obtaining additional equity financing. SEI's inability to obtain additional capital or obtain such capital on favorable terms could have a material adverse effect on its financial position, results of operations and its ability to continue operations

3.       FURNITURE AND EQUIPMENT

         Furniture and equipment consisted of the following as of May 31, 2003:

                                                     ESTIMATED USEFUL
                                                      LIVES IN YEARS
                                                   ---------------------
Furniture and office equipment                            5 - 7                $       17,140
Computer equipment                                        3 - 5                        49,498
Automobiles                                                 5                          46,814
                                                                               --------------
                                                                                      113,452
Less: accumulated depreciation                                                        (58,431)
                                                                               --------------
                                                                               $       55,021

4.       NOTES PAYABLE AND LONG-TERM DEBT

         SEI extended its note payable to a bank on December 17, 2002 for one year. The note accrues interest at prime rate (4.25% at May 31, 2003) plus 1.5% and is due in monthly installments of $5,000 with the remaining unpaid principal and interest due December 17, 2003. At May 31, 2003 $114,587 was still outstanding on the note. The note is secured by all assets of SEI.

         SEI has a $30,000 unsecured line of credit with American Express bearing interest at 10.49. The balance due under the line at May 31, 2003 was $22,664.

         SEI has a note payable with Ford Motor Credit with monthly payments totaling $538 secured by an automobile. The balance due at May 31, 2003 was $21,517 with approximately $6,000 due in fiscal 2004, 2005 and 2006 and the balance due in fiscal 2007.

5.       INCOME TAXES

         SEI has incurred net losses for the last two years and, therefore, has no tax liability as of May 31, 2003. SEI did not record income tax expense or benefit in 2003, however, recorded a federal income tax benefit in 2002 related to a refund resulting from carrying back net operating losses to previous tax years. The refund totaled $43,318 and was collected in 2003.

         The net deferred tax asset generated by loss carry-forwards has been fully reserved. The cumulative net operating loss carry-forward is approximately $100,000 at May 31, 2003, and will expire in various years through 2023.

         Components of deferred tax assets and liabilities at May 31, 2003are as follows:


                                                                           2003
                                                                 ---------------
Deferred tax liabilities                                          $            -
Deferred tax assets:
   Allowance for doubtful accounts                                        17,340
   Net operating loss carryforward                                        34,000
                                                                  --------------
Valuation allowance                                                     (51,340)
                                                                  --------------
   Net deferred tax asset                                         $            -
                                                                  ==============


6.       COMMON STOCK AND STOCKHOLDERS' RECEIVABLE

         In January 2003, SEI sold 2,000,000 shares of SEI's common stock to an officer of SEI in exchange for a note receivable totaling $20,000. The note receivable is due in five annual installments starting January 1, 2004 and bears interest at 1%. The amount is shown as a reduction of stockholders' deficit in the accompanying balance sheet.

         In May 2003, SEI sold 128,516 shares of common stock for $39,840.

         As of May 31, 2003, SEI has a note receivable from the majority stockholder totaling $16,422. The note bears interest at 6% and is due in December 2018. The amount is shown as a reduction of stockholders' deficit in the accompanying balance sheet.


7.       STOCK OPTION AND 401(K) SAVINGS PLANS

         Under the Plan, the total number of shares of common stock that may be granted is 3,333,333. SEI has granted a total of 2,180,000 options with exercise prices of $.10 to $.31 per share which vest over 48 months. The maximum term of the options is ten years.
         The following table summarizes stock option activity:

Outstanding, June 1, 2001                                              1,035,000
Granted                                                                1,145,000
Canceled or expired                                                     (55,000)
Exercised                                                                      -
                                                                  --------------
Outstanding, May 31, 2002                                              2,125,000
                                                                  ==============
Exercisable at May 31, 2002                                              425,000
                                                                  ==============
Weighted-average fair value of options, granted during the
   year                                                           $          .30
                                                                  ==============



Outstanding, June 1, 2003                                              2,125,000
Granted                                                                        -
Canceled or expired                                                  (2,110,000)
Exercised                                                                      -
                                                                  --------------
Outstanding, May 31, 2003                                                 15,000
                                                                  ==============
Exercisable at May 31, 2003                                                3,000
                                                                  ==============
Weighted-average grant-date fair value
   options, granted during the year                               $            -
                                                                  ==============
Weighted-average remaining, years of contractual life                          7
                                                                  ==============

         SEI also has a 401(k) savings plan available to all employees after completing six months of employment. Employees may contribute to the plan through salary deferrals. Additionally, SEI may contribute at its discretion. SEI made contributions of approximately $15,000 and $20,000 during 2003 and 2002, respectively.


8.       COMMITMENTS AND CONTINGENCIES

         SEI has one noncancellable operating lease. The lease is for office space and it expires in November 2003. Approximate future minimum rent under the agreement is $21,000.

         Total rental expense for the years ended May 31, 2003 and 2002 was approximately $39,000 and $57,000, respectively.


9.       CONCENTRATIONS OF CREDIT RISK

         Financial instruments that potentially subject SEI to concentration of credit risk are accounts receivable. SEI performs ongoing credit evaluations as to the financial condition of its customers.

         For the years ended May 31, 2003 and 2002, five customers accounted for approximately 75% and 70%, respectively, of total revenues. As of May 31, 2003 and 2002, these five customers and four customers accounted for approximately 89% and 82% of accounts receivable, respectively.


                         SYSTEMS EVOLUTION INCORPORATED
                             UNAUDITED BALANCE SHEET
                                 AUGUST 31, 2003


                                                           ASSETS
CURRENT ASSETS:
   Cash                                                                                            $           861
   Accounts receivable - trade, net of allowance of $51,000                                                 94,246
                                                                                                   ---------------
            Total current assets                                                                            95,107

FURNITURE AND EQUIPMENT, net                                                                                48,021
                                                                                                   ---------------
            Total assets                                                                           $       143,128
                                                                                                   ===============

         LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
   Accounts payable                                                                                $        67,643
   Accrued expenses                                                                                         43,371
   Current portion, long - term debt                                                                         6,000
   Note payable                                                                                            158,834
                                                                                                   ---------------
            Total current liabilities                                                                      275,848

LONG - TERM DEBT, net of current portion                                                                    13,903
                                                                                                   ---------------
            Total liabilities                                                                              289,751

Commitments

STOCKHOLDERS' DEFICIT:
   Common stock, no par value, 10,000,000 shares authorized, 8,788,516
      shares issued and outstanding                                                                         70,140
   Accumulated deficit                                                                                    (189,347)
   Stockholder receivable                                                                                  (27,386)
                                                                                                   ---------------
            Total Stockholders' deficit                                                                   (146,593)
                                                                                                   ---------------

            Total liabilities and Stockholders' deficit                                            $       143,158
                                                                                                   ===============




                         SYSTEMS EVOLUTION INCORPORATED
                       UNAUDITED STATEMENTS OF OPERATIONS


                                                                                     THREE MONTHS ENDED
                                                                                         AUGUST 31,
                                                                           ---------------------------------------
                                                                                 2003                  2002
                                                                           ------------------    -----------------
REVENUES                                                                   $      186,143        $      360,645

OPERATING EXPENSES:
    Payroll and related costs                                                     259,952               322,573
    General, administrative and selling                                            87,390                41,859
    Bad debt                                                                            -                     -
                                                                           --------------        --------------
                                                                                  347,342               364,432
                                                                           --------------        --------------

LOSS FROM OPERATIONS                                                             (161,199)               (3,787)

IMPAIRMENT, available for sale securities                                               -                     -
                                                                           --------------        --------------

Loss Before Income Tax Benefit                                                   (161,199)               (3,787)

INCOME TAX BENEFIT                                                                      -                     -
                                                                           --------------        --------------

Net Loss                                                                   $     (161,199)       $       (3,787)
                                                                           ==============        ==============


                                                                                     (.02)       $
                                                                            =============        =
Basic and Diluted Loss Per Share:                                          $                     (.00)
                                                                           =                     ====

         Basic and Diluted Weighted Average Shares Outstanding                      8,743.516         6,600,000
                                                                           ==================    ==============






                         SYSTEMS EVOLUTION INCORPORATED
                      UNAUDITED STATEMENTS OF CASH FLOWS

                                                                                 THREE MONTHS ENDED AUGUST 31,
                                                                              -------------------------------------
                                                                                    2003               2002
                                                                              -----------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                                   $      (161,199)   $        (3,787)
   Adjustments to reconcile net loss to net cash used in operating activities:
      Depreciation                                                                      7,000                  -
   Changes in assets and liabilities:
      Accounts receivable - trade                                                      46,176            (19,491)
      Federal income tax receivable                                                         -                  -
      Prepaid expenses and other assets                                                     -                  -
      Accounts payable                                                                 34,741             (4,250)
      Accrued expenses                                                                  6,198             12,177
                                                                              ---------------    ---------------
            Net cash used in operating activities                                     (67,084)           (15,351)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Repayment of note payable and long-term debt                                             -            (12,921)
   Proceeds from notes payable and long-tem debt                                       19,969                  -
   Proceeds from stockholder receivable                                                 9,036                  -
   Sale of common stock                                                                 9,300                  -
            Net provided by financing activities                                       38,305            (12,921)
                                                                              ---------------    ----------------

Net Change in Cash                                                                    (28,779)           (28,272)

CASH, beginning of year                                                                29,670             28,856
                                                                              ---------------    ---------------

CASH, end of year                                                             $           891    $           584
                                                                              ===============    ===============

SUPPLEMENTAL CASH FLOW INFORMATION:
   Interest paid                                                              $             -    $             -
                                                                              ===============    ===============
   Taxes paid (refunded)                                                      $             -    $             -
                                                                              ===============    ===============





                         SYSTEMS EVOLUTION INCORPORATED
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited interim financial statements of Systems Evolution Incorporated ("Systems Evolution") have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission ("SEC"), and should be read in conjunction with the audited financial statements and notes thereto contained in the Company's Annual Report filed with the SEC on Form 8-K. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for 2002 as reported in the 8-K have been omitted.

NOTE 2 - SUBSEQUENT EVENT

On September 9, 2003, Systems Evolution was acquired by Wallace Resources, Inc. ("Wallace") an inactive Idaho corporation with no assets, liabilities or operations and 7,000,000 shares outstanding prior to its acquisition of Systems Evolution. Wallace issued 37,500,000 shares to the shareholders of Systems Evolution in exchange for all of the outstanding stock of Systems Evolution.


                         SYSTEMS EVOLUTION INCORPORATED

                         Unaudited Pro Forma Financials


The pro forma consolidated balance sheet and income statement of the Company, giving effect to the Merger will effectively be that of Systems Evolution Incorporated; therefore, an Unaudited Pro Forma Consolidated Balance Sheet and Income Statement is not included herein, and reference should be made to the audited financial statements of Systems Evolution Incorporated, included elsewhere herein.